JOHN HANCOCK INTERMEDIATE MATURITY GOVERNMENT FUND


                           Class A and Class B Shares
                       Statement Of Additional Information
                                  March 1, 1997


     This Statement of Additional Information ("SAI") provides information about the John Hancock Intermediate Maturity Government Fund (the "Fund"), a diversified series of John Hancock Bond Fund, in addition to the information that is contained in the Fund's Class A and Class B Prospectus (the "Prospectus"), dated March 1, 1997.

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                     John Hancock Signature Services, Inc.
                          1 John Hancock Way STE 1000
                             Boston, MA 02117-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS

                                                                 Statement of
                                                                  Additional
                                                                 Information
                                                                    Page

Organization of the Trust                                              2
Investment Objective and Policies                                      2
Certain Investment Practices                                           2
Investment Restrictions                                               13
Those Responsible for Management                                      16
Investment Advisory and Other Services                                26
Distribution Contracts                                                29
Net Asset Value                                                       31
Initial Sales Charge on Class A Shares                                31
Deferred Sales Charge on Class B Shares                               34
Special Redemptions                                                   37
Additional Services and Programs                                      37
Description of the Fund's Shares                                      38
Tax Status                                                            39
Calculation of Performance                                            42
Brokerage Allocation                                                  44
Transfer Agent Services                                               46
Custody of The Fund                                                   46
Independent Auditors                                                  46
Appendix A                                                           A-1
Financial Statements                                                 F-1

ORGANIZATION OF THE TRUST

     The John Hancock Bond Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust under a Declaration of Trust dated December 12, 1984. The Trust currently has only one series, the Fund. Prior to September 22, 1995, the Fund was called John Hancock Adjustable U.S. Government Trust. Prior to December 22, 1994, the Fund was called Transamerica Adjustable U.S. Government Trust.

     The Fund is managed by John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned indirect subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. John Hancock Funds, Inc. ("John Hancock Funds") acts as principal distributor of the shares of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

     The Fund seeks to achieve a high level of current income, consistent with preservation of capital and maintenance of liquidity. The Fund seeks to achieve its investment objective by investing primarily in U.S. Government securities, including U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities greater than ten years) and mortgage-backed securities issued or guaranteed by U.S. Government agencies. Since the U.S. Government has never defaulted on its obligations, its securities are considered unmatched as a safe and reliable income source. The Fund may also invest in obligations of the Tennessee Valley Authority and the World Bank and medium-term debt obligations of governmental issuers. Under normal market conditions, the Fund intends to maintain a weighted average remaining maturity or average remaining life of three to ten years. In general, investments in shorter and intermediate term (three to ten years) debt securities are less sensitive to interest rate changes and provide more stability than longer-term (ten years or more) investments. There is no assurance that the Fund will achieve its investment objective. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

CERTAIN INVESTMENT PRACTICES

     Mortgage Backed Securities. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed Securities" that may be available in the future.

     Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. Government, for timely payment

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

of interest and the ultimate collection of all principal of the related mortgage loans.

     Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

     Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" or "residual" interest in REMICS, although the Fund does not intend, absent a change in current tax law, to invest in residual interests.

     Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the Securities and Exchange Commission ("SEC") considers privately issued SMBS to be illiquid.

     Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter- party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

     Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate

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mortgage  pass-through  securities.   Thus,   Mortgage-Backed   Securities,  and
adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

     Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

     Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass- through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

     Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

     The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

     These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage- Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage- Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

     Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

     Asset-Backed Securities. The Fund may invest a portion of its assets in asset- backed securities which are rated in the highest rating category by a nationally recognized statistical rating organization (e.g., Standard & Poor's Corporation or Moody's Investors Services, Inc.) or if not so rated, of equivalent investment quality in the opinion of the Adviser.

     Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

     Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

     Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, the Fund will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities. However, if the Board of Trustees determines, based upon a continuing review of the trading markets for specific Rule 144A securities, that they are liquid, then such securities may be purchased without regard to the 15% limit. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

     The Fund may acquire other restricted securities including securities for which market quotations are not readily available. These securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair market value as determined in good faith by the Fund's Trustees.

     Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

     Short Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund does not invest for the purpose of seeking short-term profits. The Fund's investment securities may be changed, however, without regard to the holding period of these securities (subject to certain tax restrictions), when the Adviser deems that this action will help achieve the Fund's objective given a change in an issuer's operations or changes in general market conditions. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves corresponding higher transaction expenses and may make it more difficult for the Fund to qualify as a regulated investment company for federal income tax purposes.

     When-Issued and Forward Commitment Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

     When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

     On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

     Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with securities dealers. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

     The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period in

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

which the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and the expense of enforcing its rights.

     Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of securities held in its portfolio to a bank or securities firm with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of interest which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. The Fund will use proceeds obtained from the sale of securities pursuant to reverse repurchase agreements to purchase other investments. The use of borrowed funds to make investments is a practice known as "leverage," which is considered speculative. Use of reverse repurchase agreements is an investment technique that is intended to increase income. Thus, the Fund will enter into a reverse repurchase agreement only when the Adviser determines that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. However, there is a risk that interest expense will nevertheless exceed the income earned. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund would also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. The Fund will not enter into reverse repurchase agreements exceeding in the aggregate 33 1/3% of the value of its total assets (including for this purpose other borrowings of the Fund). The Fund will enter into reverse repurchase agreements only with selected registered broker/dealers or with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the firms involved.

     Mortgage "Dollar Roll" Transactions. The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as a financing.

     Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price. Generally, warrants and stock purchase rights to not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

     Swaps, Caps, Floor and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap, cap, collar or floor transactions.

     Pay-In-Kind, Delayed and Zero Coupon Bonds. The Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Tax Status."

     Financial Futures Contracts. The Fund may buy and sell futures contracts (and related options) on securities in which it may invest, interest rate indices, and other instruments. The Fund may hedge its portfolio by selling or purchasing financial futures contracts as an offset against the effects of changes in interest rates or in security values. Although other techniques could be used to reduce exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using financial futures contracts. The Fund may enter into financial futures contracts for hedging and speculative purposes to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC").

     Financial futures contracts have been designed by boards of trade which have been designated "contract markets" by the CFTC. Futures contracts are traded on these markets in a manner that is similar to the way a stock is traded on a stock exchange. The boards of trade, through their clearing corporations, guarantee that the contracts will be performed. Currently, financial futures contracts are based on interest rate instruments such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit and Eurodollar certificates of deposit. It is expected that if other financial futures contracts are developed and traded the Fund may engage in transactions in such contracts.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts (same exchange, underlying security and delivery month). Other financial futures contracts, such as futures contracts on securities indices, by their terms call for cash settlements. If the offsetting purchase price is less than a Fund's original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the Fund's original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. Each Fund will pay a commission in connection with each purchase or sale of financial futures contracts, including a closing transaction. For a discussion of the Federal income tax considerations of transactions in financial futures contracts, see the information under the caption "Tax Status" below.

     At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin", ranging upward from 1.1% of the value of the financial futures contract being traded. The margin required for a financial futures contract is set by the board of trade or exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the financial futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. Each day, the futures contract is valued at the official settlement price of the board of trade or exchange on which it is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. This process is known as "mark to market." Variation margin does not represent a borrowing or lending by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the financial futures contract expired. In computing net asset value, the Fund will mark to market its open financial future positions.

     Successful hedging depends on a strong correlation between the market for the underlying securities and the futures contract market for those securities. There are several factors that may prevent this correlation from being perfect, and even a correct forecast of general interest rate trends may not result in a successful hedging transaction. There are significant differences between the securities and futures markets which could create an imperfect correlation between the markets and which could affect the success of a given hedge. The degree of imperfection will be affected by variations in speculative market demand for financial futures and debt securities, including technical influences in futures trading. Differences between the financial instruments being hedged and the instruments underlying the standard financial futures contracts available for trading will be affected by interest rate levels, maturities and creditworthiness of issuers. The degree of imperfection may be increased where the underlying debt securities are lower-rated and, therefore, subject to greater fluctuation in price than higher-rated securities.

     A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. The Fund will bear the risk that the price of the securities being hedged will not move in complete correlation with the price of the futures contracts used as a hedging instrument. Although the Adviser believes that the use of financial futures contracts will benefit the Fund, an incorrect prediction could result in a loss on both the hedged securities in the Fund's portfolio and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted. However, in the absence of the ability to hedge, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. The low margin deposits required for futures transactions permit an extremely high degree of leverage. A relatively small movement in a futures contract may result in losses or gains in excess of the amount invested.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price, at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     Finally, although the Fund engages in financial futures transactions only on boards of trade or exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid market will exist for a particular futures contract at any given time. The liquidity of the market depends on participants closing out contracts rather than making or taking delivery. In the event participants decide to make or take delivery, liquidity in the market could be reduced. In addition, the Fund could be prevented from executing a buy or sell order at a specified price or closing out a position due to limits on open positions or daily price fluctuation limits imposed by the exchanges or boards of trade. If the Fund cannot close out a position, it will be required to continue to meet margin requirements until the position is closed.

     Options on Financial Futures Contracts. The Fund may buy and sell options on financial futures contracts on securities in which it may invest, interest rate indices, and other instruments. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial and variation margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium it paid for the option.

     Other Considerations. The Fund will engage in futures and options transactions for bona fide hedging or speculative purposes to the extent permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities the Fund intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing equivalent amounts of related securities at the time when the futures contract or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to literal compliance with the bona fide hedging definition, a FTC regulation permits the Fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish speculative positions in futures contracts and options on futures will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in options and futures contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for Federal income tax purposes.

     When the Fund purchases financial futures contracts, or writes put options or purchases call options thereon, cash or liquid securities will be deposited in a segregated account with the Fund's custodian in an amount that, together with the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contracts.

     Options Transactions. The Fund may write listed and over-the-counter covered call options and covered put options on securities in order to earn additional income from the premiums received. In addition, the Fund may purchase listed and over-the-counter call and put options. The extent to which covered options will be used by the Fund will depend upon market conditions and the availability of alternative strategies. The Fund may write listed and over-the-counter call and put options on up to 100% of its net assets.

     The Fund will write listed and over-the-counter call options only if they are "covered," which means that the Fund owns or has the immediate right to acquire the securities underlying the options without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option written by the Fund may also be "covered" if the Fund holds on a share-for-share basis a covering call on the same securities where
(i) the exercise price of the covering call held is equal to or less than the exercise price of the call written or, if the exercise price of the covering call is greater than that of the call written, maintained by the Fund in cash or liquid securities in a segregated account with the Fund's custodian, and (ii) the covering call expires at the same time as or later than the call written. If a covered call option is not exercised, the Fund would keep both the option premium and the underlying security. If the covered call option written by the Fund is exercised and the exercise price, less the transaction costs, exceeds the cost of the underlying security, the Fund would realize a gain in addition to the amount of the option premium it received. If the exercise price, less transaction costs, is less than the cost of the underlying security, the Fund's loss would be reduced by the amount of the option premium.

     As the writer of a covered put option, the Fund will write a put option only with respect to securities it intends to acquire for its portfolio and will maintain in a segregated account with its custodian bank cash, U.S. Government securities or high- grade liquid debt securities with a value equal to the price at which the underlying security may be sold to the Fund in the event the put option is exercised by the purchaser. The Fund may also write a "covered" put option by purchasing on a share-for-share basis a put on the same security as the put written by the Fund if the exercise price of the covering put held is equal to or greater than the exercise price of the put written and the covering put expires at the same time as or later than the put written.

     When writing listed and over-the-counter covered put options on securities, the Fund would earn income from the premiums received. If a covered put option is not exercised, the Fund would keep the option premium and the assets maintained to cover the option. If the option is exercised and the exercise price, including transaction costs, exceeds the market price of the underlying security, the Fund would realize a loss, but the amount of the loss would be reduced by the amount of the option premium.

     If the writer of an exchange-traded option wishes to terminate its obligation prior to its exercise, it may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the Fund's position will be offset by the Options Clearing Corporation. The Fund may not effect a closing purchase transaction after it has been notified of the exercise of an option. There is no guarantee that a closing purchase transaction can be effected. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular option or at any particular time, and for some options no secondary market on an exchange may exist.

     In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. In the case of a written put option, it will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received for writing the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     Over-the-Counter Options. The Fund may engage in options transactions on exchanges and in the over-the-counter markets. In general, exchange-traded options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter ("OTC") transactions are two-party contracts with price and terms negotiated by the buyer and seller. The Fund will acquire only those OTC options for which management believes the Fund can receive on each business day at least two separate bids or offers (one of which will be from an entity other than a party to the option) or those OTC options valued by an independent pricing service. The Fund will write and purchase OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or their affiliates which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The SEC has taken the position that OTC options are illiquid securities subject to the restriction that illiquid securities are limited to not more than 15% of the Fund's net assets. The SEC, however, has a partial exemption from the above restrictions on transactions in OTC options. The SEC allows the Fund to exclude from the 15% limitation on illiquid securities a portion of the value of the OTC options written by the Fund, provided that certain conditions are met. First, the other party to the OTC options has to be a primary U.S. Government securities dealer designated as such by the Federal Reserve Bank. Second, the Fund must have an absolute contractual right to repurchase the OTC options at a formula price. If the above conditions are met, the Fund may treat as illiquid only that portion of the OTC option's value (and the value of its underlying securities) which is equal to the formula price for repurchasing the OTC option, less the OTC option's intrinsic value.

     Risks Associated with Options, Futures and Other Derivative Instruments. The risks associated with the Fund's transactions in options, futures and other derivative instruments, including mortgage-backed securities, may include some or all of the following:

     Market Risk. Options and futures transactions, as well as other derivative instruments, involve the risk that the applicable market will move against the Fund's derivative position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by the Fund. Investments in mortgage-backed securities are subject to the prepayment, extension, interest rate and other market risks described above.

     Leverage and Volatility Risk. Derivative instruments may increase or leverage the Fund's exposure to a particular market risk, which may increase the volatility of the Fund's net asset value. The Fund may partially offset the leverage inherent in derivative instruments by maintaining a segregated account consisting of cash and liquid securities, by holding offsetting portfolio securities or currency positions or by covering written options.

     Correlation Risk. The Fund's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instrument and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instruments, the assets underlying the derivative instrument and the Fund's portfolio assets.

     Credit Risk. Over-the-counter instruments involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

     Liquidity and Valuation Risk. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, an exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. The staff of the SEC takes the position that certain over-the-counter options are subject to the Fund's 15% limit on illiquid investments. The Fund's ability to terminate over-the-counter derivative instruments may depend on the cooperation of the counterparties to these instruments. For derivative instruments that are not heavily traded, the only source of price quotations may be the selling dealer or counterparty.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions. These restrictions may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund. A majority for this purpose means the holders of: (a) more than 50% of the outstanding shares, or (b) 67% or more of the shares represented at a meeting where more that 50% of the outstanding shares are represented, whichever is less.

     The Fund may not:

1. borrow money, except that as a temporary measure for extraordinary or emergency purposes the Fund may borrow from banks in aggregate amounts at any one time outstanding not exceeding 33 1/3% of the total assets (including the amount borrowed) of the Fund valued at market; and the Fund may not purchase any securities at any time when borrowings exceed 5% of the total assets of the Fund (taken at market value). This borrowing restriction does not prohibit the use of reverse repurchase agreements (see "Reverse Repurchase Agreements"). For purposes of this investment restriction, forward commitment transactions shall not constitute borrowings. Interest paid on any borrowings will reduce the Fund's net investment income;

2. make short sales of securities or purchase any security on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities (this restriction does not apply to securities purchased on a when-issued basis);

3. underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a security, and except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objectives as the Fund;

4. make loans to other persons except (a) through the lending of securities held by the Fund, (b) through the purchase of debt securities in accordance with the investment policies of the Fund (the entry into repurchase agreements is not considered a loan for purposes of this restriction);

5. with respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, as to which there are no percentage limits or restrictions) if immediately after and as a result of such purchase (a) more than 5% of the value of its assets would be invested in that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer, except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objectives as the Fund;

6. purchase or sell real estate (including limited partnership interests) other than securities secured by real estate or interests therein including mortgage-related securities or interests in oil, gas or mineral leases in the ordinary course of business (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities);

7. invest more than 25% of its total assets in the securities of issuers whose principal business activities are in the same industry (excluding obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements) except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same objectives as the Fund;

8. issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder; or

9. invest in securities of any company if, to the knowledge of the Trust, any officer or director of the Trust or its Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and all such officers and directors own in the aggregate more than 5% of the outstanding securities of such company.

     The following restrictions are designated as nonfundamental and may be changed by the Board of Trustees without shareholder approval.

     The Fund may not:

(a) invest in companies for the purpose of exercising control or management, except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment restrictions as the Fund;

(b) make investments in the securities of other investment companies, except as otherwise permitted by the 1940 Act or in connection with a merger, consolidation, or reorganization;

(c) purchase a security if, as a result, (i) more than 10% of the Fund's total assets wold be invested in the securities of other investment companies,
     (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or
     (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds. The Fund may not purchase the shares of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees.

(d) invest in commodities, except that the Fund may purchase and sell: options on securities and securities indices, futures contracts on securities and securities indices and options on these futures, forward commitments, when-issued securities, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies;

(e) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction no. 1 above;

(f) purchase warrants of any issuer, except on a limited basis, if, as a result, more than 2% of the value of its total assets would be invested in warrants which are not listed on the New York Stock Exchange and more than 5% of the value of its total assets would be invested in warrants, whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value in each case to warrants acquired by the Fund in units or attached to debt securities; or

(g) purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

THOSE RESPONSIBLE FOR MANAGEMENT

     The business of the Fund is managed by the Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers and directors of the Adviser or officers and directors of John Hancock Funds.

     Set forth below is the principal occupation or employment of the Trustees and officers of the Trust during the past five years.


                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief            Chairman and Chief Executive
101 Huntington Avenue                   Executive Officer (1, 2)               Officer, the Adviser and The
Boston, MA  02199                                                              Berkeley Financial Group ("Berkeley
October 1944                                                                   Group"); Chairman, NM Capital
                                                                               Management, Inc. ("NM Capital") and
                                                                               John Hancock Advisers International
                                                                               Limited ("Advisers International");
                                                                               Chairman, Chief Executive Officer
                                                                               and President, John Hancock Funds,
                                                                               Inc. ("John Hancock Funds"), First
                                                                               Signature Bank and Trust Company
                                                                               and Sovereign Asset Management
                                                                               Corporation ("SAMCorp."); Director,
                                                                               John Hancock Insurance Agency, Inc.
                                                                               ("Insurance Agency, Inc."), John
                                                                               Hancock Capital Corporation and New
                                                                               England/Canada Business Council;
                                                                               Member, Investment Company
                                                                               Institute Board of Governors;
                                                                               Director, Asia Strategic Growth
                                                                               Fund, Inc.; Trustee, Museum of
                                                                               Science; Vice Chairman and
                                                                               President, the Adviser (until July
                                                                               1992); Chairman, John Hancock
                                                                               Distributors, Inc. (until April
                                                                               1994); Director, John Hancock
                                                                               Freedom Securities Corporation
                                                                               (until September 1996); Director,
                                                                               John Hancock Signature Services,
                                                                               Inc. ("Signature Services") (until
                                                                               January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.




                                       17

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

James F. Carlin                         Trustee (3)                            Chairman and CEO, Carlin
233 West Central Street                                                        Consolidated, Inc.
Natick, MA 01760                                                               (management/investments); Director,
April 1940                                                                     Arbella Mutual Insurance Company
                                                                               (insurance), Consolidated Group
                                                                               Trust (insurance administration),
                                                                               Carlin Insurance Agency, Inc., West
                                                                               Insurance Agency, Inc. (until May
                                                                               1995) Uno Restaurant Corp.;
                                                                               Chairman, Massachusetts Board of
                                                                               Higher Education (since 1995);
                                                                               Receiver, the City of Chelsea (until
                                                                               August 1992).

William H. Cunningham                   Trustee (3)                            Chancellor, University of Texas
601 Colorado Street                                                            System and former President of the
O'Henry Hall                                                                   University of Texas, Austin, Texas;
Austin, TX 78701                                                               Lee Hage and Joseph D. Jamail
January 1944                                                                   Regents Chair of Free Enterprise;
                                                                               Director, LaQuinta Motor Inns, Inc.
                                                                               (hotel management company);
                                                                               Director, Jefferson-Pilot
                                                                               Corporation (diversified life
                                                                               insurance company) and LBJ
                                                                               Foundation Board (education
                                                                               foundation); Advisory Director,
                                                                               Texas Commerce Bank - Austin.


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.








                                       18

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Charles F. Fretz                        Trustee (3)                            Retired; self employed; Former Vice
RD #5, Box 300B                                                                President and Director, Towers,
Clothier Springs Road                                                          Perrin, Foster & Crosby, Inc.
Malvern, PA  19355                                                             (international management
June 1928                                                                      consultants) (1952-1985).

Harold R. Hiser, Jr.                    Trustee (3)                            Executive Vice President,
123 Highland Avenue                                                            Schering-Plough Corporation
Short Hill, NJ  07078                                                          (pharmaceuticals) (retired 1996);
October 1931                                                                   Director, ReCapital Corporation
                                                                               (reinsurance) (until 1995).

Anne C. Hodsdon *                       Trustee and President (1,2)            President, Chief Operating Officer
101 Huntington Avenue                                                          and Director, the Adviser; Director,
Boston, MA  02199                                                              The Berkeley Group, John Hancock
April 1953                                                                     Funds; Director, Advisers
                                                                               International; Executive Vice
                                                                               President, the Adviser (until
                                                                               December 1994); Senior Vice
                                                                               President, the Adviser (until
                                                                               December 1993); Director, Signature
                                                                               Services (until January 1996).

Charles L. Ladner                       Trustee (3)                            Director, Energy North, Inc. (public
UGI Corporation                                                                utility holding company) (until
P.O. Box 858                                                                   1992); Senior Vice President of UGI
Valley Forge, PA  19482                                                        Corp. Holding Company Public
February 1938                                                                  Utilities, LPGAS.


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.








                                       19

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Leo E. Linbeck, Jr.                     Trustee (3)                            Chairman, President, Chief Executive
3810 W. Alabama                                                                Officer and Director, Linbeck
Houston, TX 77027                                                              Corporation (a holding company
August 1934                                                                    engaged in various phases of the
                                                                               construction industry and
                                                                               warehousing interests); Former
                                                                               Chairman, Federal Reserve Bank of
                                                                               Dallas (1992, 1993); Chairman of
                                                                               the Board and Chief Executive
                                                                               Officer, Linbeck Construction
                                                                               Corporation; Director, PanEnergy
                                                                               Corporation (a diversified energy
                                                                               company), Daniel Industries, Inc.
                                                                               (manufacturer of gas measuring
                                                                               products and energy related
                                                                               equipment), GeoQuest International
                                                                               Holdings, Inc. (a geophysical
                                                                               consulting firm) (1980-1993);
                                                                               Former Director, Greater Houston
                                                                               Partnership (1980 -1995).

Patricia P. McCarter                    Trustee (3)                            Director and Secretary, The McCarter
1230 Brentford Road                                                            Corp. (machine manufacturer).
Malvern, PA  19355
May 1928


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.






                                       20

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Steven R. Pruchansky                    Trustee (1, 3)                         Director and President, Mast
4327 Enterprise Avenue                                                         Holdings, Inc. (since 1991);
Naples, FL  33942                                                              Director, First Signature Bank &
August 1944                                                                    Trust Company (until August 1991);
                                                                               Director, Mast Realty Trust (until
                                                                               1994); President, Maxwell Building
                                                                               Corp. (until 1991).

Richard S. Scipione *                   Trustee (1)                            General Counsel, John Hancock Life
John Hancock Place                                                             Company; Director, the Adviser,
P.O. Box 111                                                                   Advisers International, John Hancock
Boston, MA  02117                                                              Funds, John Hancock Distributors,
August 1937                                                                    Inc., Insurance Agency, Inc., John
                                                                               Hancock Subsidiaries, Inc.,
                                                                               SAMCorp. and NM Capital; Trustee,
                                                                               The Berkeley Group; Director, JH
                                                                               Networking Insurance Agency, Inc.;
                                                                               Director, John Hancock Property and
                                                                               Casualty Insurance and its
                                                                               affiliates (until November 1993);
                                                                               Director, Signature Services (until
                                                                               January 1997).

Norman H. Smith                         Trustee (3)                            Lieutenant General, United States
243 Mt. Oriole Lane                                                            Marine Corps; Deputy Chief of Staff
Linden, VA  22642                                                              for Manpower and Reserve Affairs,
March 1933                                                                     Headquarters Marine Corps;
                                                                               Commanding General III Marine
                                                                               Expeditionary Force/3rd Marine
                                                                               Division (retired 1991).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.






                                       21

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

John P. Toolan                          Trustee (3)                            Director, The Smith Barney Muni Bond
13 Chadwell Place                                                              Funds, The Smith Barney Tax-Free
Morristown, NJ  07960                                                          Money Funds, Inc., Vantage Money
September 1930                                                                 Market Funds (mutual funds), The
                                                                               Inefficient-Market Fund, Inc.
                                                                               (closed-end investment company) and
                                                                               Smith Barney Trust Company of
                                                                               Florida; Chairman, Smith Barney
                                                                               Trust Company (retired December,
                                                                               1991); Director, Smith Barney,
                                                                               Inc., Mutual Management Company and
                                                                               Smith Barney Advisers, Inc.
                                                                               (investment advisers) (retired
                                                                               1991); Senior Executive Vice
                                                                               President, Director and member of
                                                                               the Executive Committee, Smith
                                                                               Barney, Harris Upham & Co.,
                                                                               Incorporated (investment bankers)
                                                                               (until 1991).

Robert G. Freedman                      Vice Chairman and Chief Investment     Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                            Officer, the Adviser; Director, the
Boston, MA  02199                                                              Adviser, Advisers International,
July 1938                                                                      John Hancock Funds, SAMCorp.,
                                                                               Insurance Agency, Inc.,
                                                                               Southeastern Thrift & Bank Fund and
                                                                               NM Capital; Senior Vice President,
                                                                               The Berkeley Group; President, the
                                                                               Adviser (until December 1994);
                                                                               Director, Signature Services (until
                                                                               January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.







                                       22

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

James B. Little                         Senior Vice President and Chief        Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                      The Berkeley Group, John Hancock
Boston, MA  02199                                                              Funds.
February 1935

John A. Morin                           Vice President                         Vice President and Secretary, the
101 Huntington Avenue                                                          Adviser, The Berkeley Group,
Boston, MA  02199                                                              Signature Services and John Hancock
July 1950                                                                      Funds; Secretary, SAMCorp.,
                                                                               Insurance Agency, Inc. and NM
                                                                               Capital; Counsel, John Hancock
                                                                               Mutual Life Insurance Company (until
                                                                               January 1997).

Susan S. Newton                         Vice President and Secretary           Vice President, the Adviser; John
101 Huntington Avenue                                                          Hancock Funds, Signature Services
Boston, MA  02199                                                              and The Berkeley Group, Vice
March 1950                                                                     President, John Hancock
                                                                               Distributors, Inc. (until 1994).

James J. Stokowski                      Vice President and Treasurer           Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

     All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or trustees of one or more of the other funds for which the Adviser serves as investment adviser.

     As of January 31, 1997, the officers and trustees of the Fund as a group beneficially owned less than 1% of the Fund's outstanding shares. At such date, the following shareholders held, as record owner, 5% or more of the Fund's shares:

                                                           Percentage Ownership
Class A                               Shares Held          of Outstanding Shares
-------                               -----------          ---------------------

Merrill Lynch Pierce                    353,303                    14.54%
Fenner & Smith Inc.
Trade House Account-Book Entry
Team B - 3rd Floor
4800 Deer Lake Dr East
Jacksonville, FL 32246-6484

River Production Co. Inc.               166,883                     6.87%
PO Box 909
Columbia, MS 39429-0909

Class B
-------

Merrill Lynch Pierce                     95,327                    13.51%
Fenner & Smith Inc.
Trade House Account-Book Entry
Team B - 3rd Floor
4800 Deer Lake Dr East
Jacksonville, FL 32246-6484

     At such date, no other person owned of record or beneficially as much as 5% of the outstanding shares of the Fund.

     As of December 22, 1994, the Trustees have established an Advisory Board which acts to facilitate a smooth transition of management over a two-year period between Transamerica Fund Management Company ("TFMC"), the prior investment adviser of the Fund, and the Adviser. The members of the Advisory Board are distinct from the Board of Trustees, do not serve the Fund in any other capacity and are persons who have no power to determine what securities are purchased or sold on behalf of the Fund. Each member of the Advisory Board may be contacted at 101 Huntington Avenue, Boston, Massachusetts 02199.

     Members of the Advisory Board and their respective principal occupations during the past five years are as follows:

R. Trent Campbell, President, FMS, Inc. (financial and management services); former Chairman of the Board, Mosher Steel Company.

Mrs. Lloyd Bentsen, Formerly National Democratic Committeewoman from Texas; co-founder, Houston Parents' League; former board member of various civic and cultural organizations in Houston, including the Houston Symphony, Museum of Fine Arts and YWCA. Mrs. Bentsen is presently active in various civic and cultural activities in the Washington, D.C. area, including membership on the Area Board for The March of Dimes and is a National Trustee for the Botanic Gardens of Washington, D.C.

Thomas R. Powers,  Formerly Chairman of the Board, President and Chief Executive
     Officer, TFMC; Director, West Central Advisory Board, Texas Commerce Bank; Trustee, Memorial Hospital System; Chairman of the Board of Regents of Baylor University; Member, Board of Governors, National Association of Securities Dealers, Inc.; Formerly, Chairman, Investment Company Institute; formerly, President, Houston Chapter of Financial Executive Institute.

Thomas B.  McDade,  Chairman and  Director,  TransTexas  Gas Company;  Director,
     Houston Industries and Houston Lighting and Power Company; Director, TransAmerican Companies (natural gas producer and transportation); Member, Board of Managers, Harris County Hospital District; Advisory Director, Commercial State Bank, El Campo; Advisory Director, First National Bank of Bryan; Advisory Director, Sterling Bancshares; Former Director and Vice Chairman, Texas Commerce Bancshares; and Vice Chairman, Texas Commerce Bank.

     Compensation of the Board of Trustees and Advisory Board. The following table provides information regarding the compensation paid by the Fund during the Fund's most recently completed fiscal year and the other investment companies in the John Hancock Fund Complex to the Independent Trustees and the Advisory Board members for their services. The three non Independent Trustees, Messrs. Boudreau, Scipione, and Ms. Hodsdon and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and received no compensation from the Fund for their services.

                            Aggregate               Total Compensation from all
                           Compensation             Funds in John Hancock Fund
Trustees                   from the Fund              Complex to Trustees*
--------                   -------------              --------------------

James F. Carlin              $  281                         $ 60,700

William H. Cunningham(**)       375                           69,700

Charles F. Frez                 281                           56,200

Harold R. Hiser, Jr. (**)       281                           60,200

Charles L. Ladner               281                           60,700

Leo E. Linbeck, Jr.             375                           73,200

Patricia P. McCarter            281                           60,700

Steven R. Pruchansky            281                           62,700

Norman H. Smith                 281                           62,700

John P. Toolan (**)             281                           60,700
                             ------                         --------
TOTAL                        $2,998                         $627,500

* The total compensation paid by the John Hancock Fund Complex to the Independent Trustees was $627,500 as of the calendar year ended December 31, 1995. All Trustees/Directors except Messrs. Cunningham and Linbeck are Trustees/Directors of 31 fund in the John Hancock Fund Complex. Messrs. Cunningham and Linbeck are Trustees/Directors of 30 funds.

** As of December 31, 1995, the value of the aggregate accrued deferred compensation from all funds in the John Hancock fund complex for Mr. Cunningham was $54,413, for Mr. Hiser was $31,324, and for Mr. Toolan was $71,437 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

                            Aggregate               Total Compensation from all
                           Compensation             Funds in John Hancock Fund
Trustees                   from the Fund              Complex to Trustees*
--------                   -------------              --------------------

R. Trent Campbell            $  541                         $ 54,000

Mrs. Lloyd Bentsen              541                           54,000

Thomas R. Powers                541                           54,000

Thomas B. McDade                541                           54,000
                             ------                         --------
TOTAL                        $2,164                         $216,000

***  For the calendar year December 31, 1995.



INVESTMENT ADVISORY AND OTHER SERVICES

     Investment Management Contract. As described in the Prospectus, the Fund receives investment advice from the Adviser. Investors should refer to the Prospectus and below for a description of certain information concerning the investment management contract. Each of the Trustees and principal officers affiliated with the Fund who is also an affiliated person of the Adviser is named above, together with the capacity in which such person is affiliated with the Fund, the Adviser or TFMC (the Fund's prior investment adviser).

     The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $18 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds, having a combined total of over 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of $80 billion, the Life Company is one of the ten largest life insurance companies in the United States and carries high ratings from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

     The Trust on behalf of the Fund has entered into an investment management contract with the Adviser. Under the investment management contract, the Adviser provides the Fund with (i) a continuous investment program, consistent with the Fund's stated investment objective and policies and (ii) supervision of all aspects of the Fund's operations except those that are delegated to a custodian, transfer agent or other agent. See "Organization and Management of the Fund" and "The Fund's Expenses" in the Prospectus for a description of certain information concerning the Fund's investment management contract.

     No person other than the Adviser and its directors and employees regularly furnishes advice to the Fund with respect to the desirability of the Fund investing in, purchasing or selling securities. The Adviser may from time to time receive statistical or other similar factual information, and information regarding general economic factors and trends, from the Life Company and its affiliates.

     Under the terms of the investment management contract with the Trust on behalf of the Fund, all expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Fund including, but not limited to, (i) the fees of the Independent Trustees of the Trust, (ii) the fees of the members of the Fund's Advisory Board (described above) and (iii) the continuous public offering of the shares of the Fund are borne by the Fund. Subject to the requirements the Internal Revenue Service imposes on funds that have a multiple-class structure, class expenses properly allocable to any Class A or Class B shares will be borne exclusively by such class of shares.

     As provided by the investment management contract, the Fund pays the Adviser an investment management fee, which is accrued daily and paid monthly in arrears, equal on an annual basis to 0.40% of the Fund's average daily net asset value. From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

     If the total of all ordinary business expenses of the Fund for any fiscal year exceeds the limitations prescribed by any state in which shares of the Fund are qualified for sale, the fee payable to the Adviser will be reduced to the extent required by these limitations. Currently, the most restrictive limit imposed by a state is 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2% of the next $70,000,000 and 1.5% of the remaining average daily net asset value. When calculating this limit, the Fund may include interest, brokerage commissions and extraordinary expenses.

     Pursuant to the investment management contract, the Adviser is not liable to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the investment management contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard by the Adviser of its obligations and duties under the investment management contract.

     The initial term of the investment management contract expires on September 25, 1997 and the investment management contract will continue in effect from year to year thereafter if approved annually by a vote of a majority of the Independent Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval, and by either a majority of the Trustees or the holders of a majority of the Fund's outstanding voting securities. The management contract may, on 60 days' written notice, be terminated at any time without the payment of any penalty to the Fund by vote of a majority of the outstanding voting securities of the Fund, by the Trustees or by the Adviser. The management contract terminates automatically in the event of its assignment.

     Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or for other funds or clients, for which the Adviser renders investment advice, arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the applicable investment management contract or any extension, renewal or amendment thereof remains in effect. If the Fund's investment management contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

     Under the Fund's master/feeder structure (which was terminated on September 22, 1995 pursuant to an Agreement and Plan of Liquidation and Termination dated June 13, 1995) existing for the fiscal years ended March 31, 1994, 1995 and 1996 (until September 22, 1995), the Fund invested all of its assets in Adjustable U.S. Government Fund (the "Portfolio"). During these years, advisory fees payable by the Portfolio to TFMC, the Portfolio's former investment adviser, and borne indirectly by the Fund, amounted to $184,072, $86,085 and $0, respectively. During the fiscal year ended March 31, 1996, advisory fees paid by the Portfolio to the Adviser and borne indirectly by the Fund, amounted to $137,927. A portion of these fees paid to TFMC and the Adviser during these periods was not imposed pursuant to the expense limitation arrangements in effect.

     Administration Agreement. Pursuant to an administration agreement, dated December 22, 1994, the Adviser provided the Fund with general office facilities and supervised the overall administration of the Fund including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of the independent contractors and agents of the Fund, the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records (other than accounting books and records) of the Fund. The Adviser paid all compensation of the Trustees, officers and employees of the Fund who were affiliated persons of the Adviser. The administration agreement terminated in September 1995. Under the administration agreement, the Adviser would have received from the Fund, a fee at an annual rate of 0.10% of the Fund's average daily net assets, subject to the expense limitation provisions described below. For the fiscal years ended March 31, 1994 and 1995, respectively, administration fees paid by the Fund to TFMC, the Fund's former administrator would have amounted to $46,091 and $21,511, respectively; and the Adviser would have received $7,171 for the year ended March 31, 1995; however, all such fees were not imposed pursuant to the fee and expense limitation arrangements then in effect.

     Under the administration agreement, neither the Adviser nor its personnel was liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund except for willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the administration agreement.

     Administrative Services Agreement. During the fiscal years ended March 31, 1994 and 1995, the Fund was a party to an administrative services agreement with TFMC (the "Services Agreement"), pursuant to which TFMC performed bookkeeping and accounting services and functions, including preparing and maintaining various accounting books, records and other documents and keeping such general ledgers and portfolio accounts as are reasonably necessary for the operation of the Fund. Other administrative services included communications in response to shareholder inquiries and certain printing expenses of various financial reports. In addition, such staff and office space, facilities and equipment was provided as necessary to provide the required administrative services. The Services Agreement was amended in connection with the appointment of the Adviser as administrator to the Fund to permit services under the Agreement to be provided by the Adviser and its affiliates. The Services Agreement was terminated during the fiscal year ended March 31, 1995.

     For the fiscal years ended March 31, 1994 and 1995, the Fund paid to TFMC (pursuant to the Services Agreement), $18,021 and $9,604, respectively, of which $14,730 and $8,164, respectively, was paid to TFMC and $3,291 and $1,440, respectively, was paid for certain data processing and pricing information services.

     For the fiscal years ended March 31, 1994 and 1995, the Portfolio paid TFMC (pursuant to the Services Agreement), $38,012 and $24,461, respectively, of which $26,722 and $17,704, respectively, was paid to TFMC and $11,290 and $6,757, respectively, were paid for certain data processing and pricing information services.

DISTRIBUTION CONTRACTS

     Distribution Contracts. The Fund has a distribution contract with John Hancock Funds. This contract was initially adopted on behalf of the Fund by the Trustees on December 22, 1994. Under the contract, John Hancock Funds is obligated to use its best efforts to sell shares on behalf of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the Prospectus.

     Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended March 31, 1994, 1995 and 1996 were $59,793, $24,555 and $4,976, respectively. Of such amounts, $7,455, $4,090 and $0, respectively, were retained by the Fund's former distributor, Transamerica Fund Distributors, Inc. or the current distributor in 1995 and 1996, as the case may be, and the remainder was reallowed to dealers.

     Distribution Plans. The Board of Trustees, including the Independent Trustees of the Fund, approved new distribution plans pursuant to Rule 12b-1 under the 1940 Act. Such Plans were approved by a majority of the outstanding shares of each respective class on December 16, 1994 and became effective on December 22, 1994.

     Under the Class A Plan, the distribution or service fee will not exceed an annual rate of 0.25% of the average daily net asset value of the Class A shares of the Fund. Any expenses under the Fund's Class A Plan not reimbursed within 12 months of being presented to the Fund for repayment are forfeited and not carried over to future years. Under the Class B Plan, the distribution or service fee to be paid by the Fund will not exceed an annual rate of 1.00% of the average daily net assets of the Class B shares of the Fund; provided that the portion of such fee used to cover Service Expenses (described below) shall not exceed an annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. The Fund has determined that it will pay up to 0.90% to John Hancock Funds but may in the future determine to pay up to 1.00% under the Class B Plan. Under the Class B Plan, the fee covers the Distribution and Service Expenses (described below) and interest expenses on unreimbursed distribution expenses. In accordance with generally accepted accounting principles, the Fund does not treat unreimbursed distribution expenses attributable to Class B shares as a liability of the Fund and does not reduce the current net assets of Class B by such amount although the amount may be payable in the future.

     The fee may be spent by John Hancock Funds on Distribution Expenses or Service Expenses. "Distribution Expenses" include any activities or expenses primarily intended to result in the sale of shares of the relevant class of the Fund, including, but not limited to: (i) initial and ongoing sales compensation payable out of such fee as such compensation is received by John Hancock Funds or by Selling Brokers, (ii) direct out-of-pocket expenses incurred in connection with the distribution of shares, including expenses related to printing of prospectuses and reports; (iii) preparation, printing and distribution of sales literature and advertising material; (iv) an allocation of overhead and other branch office expenses of John Hancock Funds related to the distribution of Fund shares; (v) distribution expenses that were incurred by the Fund's former distributor and not recovered through payments under the Class A or Class B former plans or through receipt of contingent deferred sales charges; and (vi) in the event that any other investment company (the "Acquired Fund") sells all or substantially all of its assets to, merges with or otherwise engages in a combination with the Fund, distribution expenses originally incurred in connection with the distribution of the Acquired Fund's shares. Service Expenses under the Plans include payments made to, or on account of, account executives of selected broker-dealers (including affiliates of John Hancock Funds) and others who furnish personal and shareholder account maintenance services to shareholders of the relevant class of the Fund.

     Total payments made under the current Class A Rule 12b-1 plan to the distributor during the fiscal year ended March 31, 1996 amounted to $56,470 and, of such amount, (1) $2,093 represented payments for advertising and promotion expenses, (2) $2,242 represented payments for the cost of printing and mailing of prospectuses to other than current shareholders, (3) $45,993 represented payments for compensation to selling brokers, (4) $6,142 represented expenses of the distributor, and (5) $0 represented interest, carrying, or other finance charges.

     Total payments made under the current Class B Rule 12b-1 plan to the distributor during the fiscal year ended March 31, 1996 amounted to $83,126 and, of such amount, (1) $478 represented payments for advertising and promotion expenses, (2) $1,154 represented payments for the cost of printing and mailing of prospectuses to other than current shareholders, (3) $74,107 represented payments for compensation to selling brokers, (4) $1,940 represented expenses of the distributor, and (5) $5,447 represented interest, carrying, or other finance charges.

     For the fiscal year ended March 31, 1996, the distributor received an aggregate of $34,262 in contingent deferred sales charges from redemption of the Class B shares.

     Each Plan provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each Plan provides that it may be terminated (a) at any time by vote of a majority of the Trustees, a majority of the Independent Trustees, or a majority of the respective Class' outstanding voting securities or (b) by John Hancock Funds on 60 days' notice in writing to the Fund. Each Plan further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Trust. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. By adopting the Plans, the Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the Fund.

     Information regarding the services rendered under the Plans and the amounts paid by each Class of the Fund are reviewed by the Trustees on a quarterly basis.

     When the Trust seeks an Independent Trustee to fill a vacancy or as a nominee for election by shareholders, the selection or nomination of the
Independent Trustee is, under resolutions adopted by the Trustees contemporaneously with their adoption of the Plan, committed to the discretion of the Committee on Administration of the Trustees. The members of the Committee on Administration are all Independent Trustees and identified in this Statement of Additional Information under the heading "Those Responsible for Management."

NET ASSET VALUE

     For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

     Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

     Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. If market quotations are not readily available or if in the opinionof the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

     The Fund will not price its securities on the following  national holidays:
New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

INITIAL SALES CHARGE ON CLASS A SHARES

     Class A shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive a Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest. The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

     Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by
(a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or her own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

     Without Sales Charge. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.

o A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharings or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o    A member of an approved affinity group financial services plan.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, for each Fund other than Money Market Fund, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

     Amount Invested                         CDSC Rate
     ---------------                         ---------
     $1 million to $4,999,000                  1.00%
     Next $5 million to $9,999,999             0.50%
     Amounts of $10 million and over           0.25%

     Class A shares may also be  purchased  without an initial  sales  charge in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

     Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current account value of the Class A shares already held by such person.

     Combination Privilege. Reduced sales charges (according to the schedule set forth in the Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

     Letter  of  Intention.   Reduced  sales  charges  are  also  applicable  to
investments  made over a  specified  period  pursuant  to a Letter of  Intention
(LOI), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include IRA's, SEP, SARSEP, 401(k) plans, 403(b) plans (including TSAs) and 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, thedifference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.

     The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

     Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six- year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. Upon redemption, appreciation is effective only on a per share basis for those shares being redeemed. Appreciation of shares cannot be redeemed CDSC free at the account level.

     When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

*        Proceeds of 50 shares redeemed at $12 per share                   $600
*        Minus proceeds of 10 shares not subject to CDSC (dividend
         reinvestment)                                                     -120
*        Minus appreciation on remaining shares (40 shares X $2)            -80
                                                                           ----
*        Amount subject to CDSC                                            $400

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectus for additional information regarding the CDSC.

     Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

*    Redemptions   made  under  certain   liquidation,   merger  or  acquisition
     transactions involving other investment companies or personal holding companies.

*    Redemptions due to death or disability.

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*    Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under section 401(a) of the Code (such as 401k, Money Purchase Pension Plan, Profit-Sharing Plan).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992.

Please see matrix for reference.

CDSC Waiver Matrix for Class B Funds

------------------------------------------------------------------------------------------------------------------------
                    401(a) Plan
Type of             (401(k), MPP,                                                    IRA, IRA
Distribution        PSP)              403(b)                 457                     Rollover             Non-retirement
------------------------------------------------------------------------------------------------------------------------
Death or            Waived            Waived                 Waived                  Waived               Waived
Disability
------------------------------------------------------------------------------------------------------------------------
Over 70 1/2         Waived            Waived                 Waived                  Waived for           12% of account
                                                                                     mandatory            value annually
                                                                                     distributions or     in periodic
                                                                                     12% of account       payments
                                                                                     value annually
                                                                                     in periodic
                                                                                     payments
------------------------------------------------------------------------------------------------------------------------
Between 59 1/2      Waived            Waived                 Waived                  Waived for Life      12% of account
and 70 1/2                                                                           Expectancy or 12%    value annually
                                                                                     of account value     in periodic
                                                                                     annually in          payments
                                                                                     periodic payments
------------------------------------------------------------------------------------------------------------------------
Under 59 1/2        Waived            Waived for annuity     Waived for annuity      Waived for annuity   12% of account
                                      payments (72t)or       payments (72t)or        payments (72t)or     value annually
                                      12% of account         12% of account          12% of account       in periodic
                                      value annually in      value annually in       value annually in    payments
                                      periodic payments      periodic payments       periodic payments
------------------------------------------------------------------------------------------------------------------------
Loans               Waived            Waived                 N/A                     N/A                  N/A
------------------------------------------------------------------------------------------------------------------------
Termination of      Not Waived        Not Waived             Not Waived              Not Waived           N/A
Plan
------------------------------------------------------------------------------------------------------------------------
Hardships           Waived            Waived                 Waived                  N/A                  N/A
------------------------------------------------------------------------------------------------------------------------
Return of
Excess              Waived            Waived                 Waived                  Waived               N/A
------------------------------------------------------------------------------------------------------------------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

     Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, the Fund must redeem its shares for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one account.

ADDITIONAL SERVICES AND PROGRAMS

     Exchange Privilege. As described in the Prospectus, the Fund permits exchanges of shares of any class of the Fund for shares of the same class in any other John Hancock fund offering that class.

     Systematic Withdrawal Plan. As described briefly in the Prospectus, the Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of shares of the Fund. Since the redemption price of shares of the Fund may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in recognition of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A and Class B shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

     Monthly Automatic Accumulation Program ("MAAP"). The program, as it relates to automatic investment checks, is subject to the following conditions:

     The investments will be drawn on or about the day of the month indicated.

     The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

     The program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the due date of any investment.

     Reinvestment Privilege. A shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or any other John Hancock funds, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of other John Hancock funds. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

     A redemption or exchange of the Fund is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of the Fund will be treated for tax purposes as described under the caption "Tax Status."

DESCRIPTION OF THE FUND'S SHARES

     The Declaration of Trust permits the Trustees to create an unlimited number of series and classes of shares of the Trust and to issue an unlimited number of full or fractional shares and to divide or combine the shares into a greater or lesser number of shares without changing the proportionate beneficial interests of the series.

     Each share represents an equal proportionate interest in the aggregate net assets attributable to each class or series. The interest of investors in the various series or classes of the Trust is separate and distinct. All consideration received for the sales of shares of a particular series or class of the Trust, all assets in which such consideration is invested and all income, earnings and profits derived from such investments will be allocated to and belong to that series or class. As such, each such share is entitled to dividends and distributions out of the net income belonging to that series or class as declared by the Board of Trustees. Shares of the Trust have a par value of $0.01 per share. The assets of each series are segregated on the Trust's books and are charged with the liabilities of that series and with a share of the Trust's general liabilities. The Board of Trustees determines those assets and liabilities deemed to be general assets or liabilities of the Trust, and these items are allocated among each series in proportion to the relative total net assets of each series.

     Pursuant to the Declaration of Trust, the Trustees have established the Fund and may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B. The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund.

     The holders of Class A and Class B shares each have certain exclusive voting rights on matters relating to their respective Rule 12b-1 distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

     Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that
(i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by such class, (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any other class expenses properly attributable to that class of shares, subject to certain conditions imposed by the Internal Revenue Service in issuing rulings to funds with a multiple- class structure. Similarly, the net asset value per share may vary depending on the class of shares purchased.

     Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. Liability is therefore limited to circumstances in which the Trust itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

     Notwithstanding the fact that the Prospectus is a combined prospectus for the Fund and other John Hancock mutual funds, the Fund shall not be liable for the liabilities of any other John Hancock mutual fund.

     In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

TAX STATUS

     The Fund has qualified and has elected to be treated as a "regulated investment company" under Subchapter M of the Code intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

     The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

     Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions from investment company taxable income and/or net capital gain may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

     Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

     The amount of net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interests of the Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

     Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

     Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

     For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $15,486,880 of capital loss carryforwards as of the tax year ended December 31, 1995, of which $3,014,883 expires in 1996,

$5,412,804  expires in 1997,  $653,763  expires in 1998,  $2,152,064  expires in
1999,  $3,826,207  expires in 2001, and $427,159  expires in 2002,  available to offset future net capital gains.

     The Fund's dividends and capital gain distributions will not qualify for the corporate dividends-received deduction.

     The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options and futures contracts, may also require the Fund to recognize gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

     A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

     The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

     The Fund may be required to account for its transactions in forward rolls in a manner that, under certain circumstances, may limit the extent of its participation in such transactions.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

     Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures and options transactions.

     Certain options and futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Also, certain of the Fund's losses on its transactions involving options or futures contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options and futures contracts in order to seek to minimize any potential adverse tax consequences.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

     The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

     For the 30-day period ended September 30, 1996, the annualized yield for the Fund's Class A shares and Class B shares were 6.35% and 5.89%, respectively. Average annual return for the Fund's Class A and Class B shares for the period from December 31, 1991 (inception of the Fund) through September 30, 1996, was 4.00% and 4.00%, respectively. For the one year period ended September 30, 1996 annual returns were 0.83% and 0.23%, respectively, for Class A and Class B shares of the Fund.

     The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                         Yield = 2([(a - b) + 1] 6 - 1)
                                     -----
                                      cd

Where:

a =  dividends and interest earned during the period.

b =  net expenses accrued during the period.

c = the average daily number of shares of the Fund outstanding during the period that would be entitled to receive dividends.

d = the maximum offering price per share on the last day of the period (NAV where applicable).

     The Fund's total return is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                 n _____
                            T = \ /ERV/P - 1

Where:

P =  a hypothetical initial investment of $1,000.

T =  average annual total return

n =  number of years

ERV= ending redeemable value of a hypothetical $1,000 investment made at designated periods or fraction thereof.

     In the case of Class A shares or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period. This calculation also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period.

     In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's maximum sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

     From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper -- Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibbotson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well a the Russell and Wilshire Indices.

     Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

     The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

     Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by its investment committee, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker to reflect a "spread." Investments in debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

     The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

     To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will not make any commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices of the Adviser in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ended March 31, 1996, 1995, and 1994, no negotiated brokerage commissions were paid on portfolio transactions.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. During the fiscal year ended March 31, 1996, the Fund did not pay commissions to compensate any brokers for research services such as industry, economic and company reviews and evaluations of securities.

     The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony Incorporated ("Tucker Anthony") and Sutro & Company, Inc. ("Sutro"), (collectively "Affiliated Brokers"). Pursuant to procedures established by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the years ended March 31, 1996, 1995 and 1994, the Fund did not execute any portfolio transactions with any Affiliated Brokers.

     Any of the Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund, the Adviser or the Affiliated Brokers. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Fund will not effect principal transactions with Affiliated Brokers. The Fund may, however, purchase securities from other members of underwriting syndicates of which Tucker Anthony, Sutro and John Hancock Distributors are members, but only in accordance with the policy set forth above and procedures adopted and reviewed periodically by the Trustees.

     The turnover rates for the Fund for the fiscal years ended March 31, 1994, 1995, and 1996 were 244%, 341%, and 423%, respectively. Such rates reflect the difference between the years' varying market conditions.

TRANSFER AGENT SERVICES

     John Hancock Signature Services Inc., 1 John Hancock Way STE 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays an annual fee of $20.00 for each Class A shareholder and $22.50 for each Class B shareholder, plus certain out-of- pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of the relative net asset values.

CUSTODY OF THE FUND

     Portfolio securities of the Fund are held pursuant to custodian agreements between the Trust on behalf of the Fund and Investors Bank & Trust Company ("IBT"), 24 Federal Street, Boston, Massachusetts 02110. Under the custodian agreements, IBT performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

     The independent auditors of the Fund are Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. Ernst & Young LLP audits and renders an opinion of the Fund's annual financial statements and prepares the Fund's annual Federal income tax return.

                                   APPENDIX A


     The  ratings of  Moody's  Investors  Service,  Inc.  and  Standard & Poor's
Corporation represent their opinions as to the quality of various debt instruments. Their ratings are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. Such limitations include the following: the rating of an issue is heavily weighted by past developments and does not necessarily reflect probable future conditions; there is frequently a lag between the time a rating is assigned and the time it is updated; and there are varying degrees of difference in credit risk of securities in each rating category. Therefore, it should be understood, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Description of Bond Ratings Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated b generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principle or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Ratings Group

AAA: Bonds rated AAA have the higher rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A: Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC: Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

FINANCIAL STATEMENTS
































                                      F-1